UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Harpoon Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38800	47-3458693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 400 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 443-7400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HARP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 11, 2024 (the “Closing Date”), Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck”), completed the previously announced acquisition of Harpoon Therapeutics, Inc., a Delaware corporation (“Harpoon”), pursuant to the Agreement and Plan of Merger, dated as of January 7, 2024 (the “Merger Agreement”), by and among Harpoon, Merck, and Hawaii Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Merck (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into Harpoon, with Harpoon surviving as a wholly owned subsidiary of Merck (the “Merger”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by Harpoon with the Securities and Exchange Commission (the “SEC”) on February 8, 2024 (as amended and supplemented, the “Proxy Statement”).

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on March 13, 2020, Harpoon entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (the “Sales Agent”) with respect to an “at-the-market” offering program under which Harpoon could offer and sell, from time to time, shares of common stock, par value $0.0001 per share, of Harpoon (the “Harpoon Common Stock”) through the Sales Agent. Harpoon terminated the Sales Agreement effective as of the closing of the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each share of Harpoon Common Stock (other than (i) shares held in the treasury of Harpoon or owned by Merck or Merger Sub or any direct or indirect wholly owned subsidiary of Merck or Harpoon immediately prior to the Effective Time and (ii) shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law (clauses (i) and (ii) together, the “Excluded Shares”)) was cancelled and converted automatically into the right to receive $23.00 in cash, without interest, with respect to such shares of Harpoon Common Stock (the “Merger Consideration”), subject to applicable withholding taxes, and (b) each share of Series A preferred stock, par value $0.0001 per share, of Harpoon (the “Preferred Shares”) issued and outstanding immediately prior to the Effective Time (other than any Excluded Shares) was cancelled and the holder is entitled to receive $3,577.77 in respect of each Preferred Share determined in accordance with the terms of the Preferred Shares, subject to applicable withholding taxes.

In addition, immediately prior to the Effective Time, each unexpired and unexercised option to purchase Harpoon Common Stock (each, a “Harpoon Stock Option”), to the extent unvested, became fully vested and exercisable. At the Effective Time, (a) each Harpoon Stock Option that was outstanding and unexercised immediately prior to the Effective Time and had a per share exercise price that was less than the Merger Consideration (each, an “In the Money Option”) was cancelled and each former holder thereof is entitled to receive in consideration therefor a payment of cash, without interest and subject to applicable withholding and other applicable taxes, equal to the product of (i) the total number of shares of Harpoon Common Stock subject to the In the Money Option immediately prior to the Effective Time and (ii) the excess of the Merger Consideration over the per share exercise price payable for the In the Money Option immediately prior to the Effective Time, and (b) each Company Stock Option other than an In the Money Option that was outstanding and unexercised was cancelled with no consideration payable in respect thereof.

At the Effective Time, each outstanding award of Harpoon restricted stock units denominated in shares of Harpoon Common Stock (each, a “Harpoon RSU”) that was outstanding immediately prior to the Effective Time was cancelled and converted automatically into the right to receive a payment in cash, without interest and subject to applicable withholding and other applicable taxes, equal to the product of (a) the Merger Consideration multiplied by (b) the total number of shares of Harpoon Common Stock subject to the Harpoon RSU immediately prior to the Effective Time, with the number of shares of Harpoon Common Stock subject to any such Harpoon RSU that vests based on the achievement of performance goals determined in accordance with the applicable award agreement.

At the Effective Time, each warrant to purchase shares of Harpoon Common Stock originally issued by Harpoon on March 23, 2023 or October 25, 2023 (each, a “Harpoon Warrant”) that was outstanding and unexercised immediately prior to the Effective Time, in accordance with its terms, ceased to represent a warrant exercisable for Harpoon Common Stock and became a warrant exercisable for the Merger Consideration that the holder would have been entitled to receive if the Harpoon Warrant had been exercised immediately prior to the Effective Time.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 8, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, Harpoon notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the shares of Harpoon Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, Harpoon intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Harpoon Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of Harpoon Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Harpoon Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Harpoon Common Stock ceased to have any rights as stockholders of Harpoon, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of Harpoon occurred and Harpoon ceased to exist as a separate corporate entity and became a wholly owned subsidiary of Merck.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, Joseph S. Bailes, M.D., Mark Chin, Jonathan Drachman, M.D., Julie Eastland, Ron Hunt, Scott Myers, Andrew Robbins, and Lauren Silvernail each resigned from the board of directors of Harpoon and from any and all committees thereof on which they served and ceased to be directors of Harpoon. At the Effective Time, in accordance with the terms of the Merger Agreement, each of the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of Harpoon.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, Harpoon’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated January 7, 2024, by and among Merck Sharp & Dohme LLC, Harpoon Therapeutics, Inc. and Hawaii Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to Harpoon Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on January 8, 2024).

3.1	Second Amended and Restated Certificate of Incorporation of Harpoon Therapeutics, Inc.

3.2	Second Amended and Restated Bylaws of Harpoon Therapeutics, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Harpoon hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harpoon Therapeutics, Inc.

Date: March 11, 2024	By:	/s/ Kelly E.W. Grez
Kelly E.W. Grez
Assistant Secretary